 Exhibit 32.1
CEO CERTIFICATION OF QUARTERLY REPORT
I, Paul W. Graves, President and Chief Executive Officer of Arcadium Lithium plc (“the Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, based on my knowledge that:
(1)the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2024 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: November 7, 2024

/s/ Paul W. Graves

Paul W. Graves
President and Chief Executive Officer